EXHIBIT 10.2
                                                                    ------------

                               SECURITY AGREEMENT
                               ------------------

     SECURITY AGREEMENT, dated as of August 4, 1997, between MAPICS, INC., a Massachusetts corporation (the "Company"), and BANKBOSTON, N.A., a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Revolving Credit and Term Loan Agreement dated as of August 4, 1997 (as amended and in effect from time to time, the "Credit Agreement"), among the Company, the Banks and the Agent.

     WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Company under the Credit Agreement that the Company execute and deliver to the Agent, for the benefit of the Banks and the Agent, a security agreement in substantially the form hereof; and

     WHEREAS, the Company wishes to grant security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     29. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. All terms defined in the Massachusetts Uniform Commercial Code and used herein shall have the same definitions herein as specified therein.

                         30. Grant of Security Interest.
                         -------------------------------

     30.1. Collateral Granted. The Company hereby grants to the Agent, for the benefit of the Banks and the Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Agent, for the benefit of the Banks and the Agent, the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

          All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property (other than the capital stock of any Subsidiary of the Company which is organized under the laws of a jurisdiction other than the United States of America), deposit accounts and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent



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     applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.

     30.2. Delivery of Instruments, etc.

          (a) Pursuant to the terms hereof, the Company has endorsed, collaterally assigned and delivered to the Agent all negotiable or non-negotiable instruments (including certificated securities) and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments (including certificated securities) or chattel paper to be pledged by it hereunder, the Company shall forthwith endorse, collaterally assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

          (b) To the extent that any securities now or hereafter acquired by the Company are uncertificated and are issued to the Company or its nominee directly by the issuer thereof, the Company shall cause the issuer to note on its books the security interest of the Agent in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with instructions from the Agent as to such securities, without further consent of the Company or such nominee. To the extent that any securities, whether certificated or uncertificated, or other financial assets now or hereafter acquired by the Company are held by the Company or its nominee through a securities intermediary, the Company shall (i) cause such securities intermediary to note on its books the security interest of the Agent in such securities or other financial assets and to confirm such notation promptly to the Agent and (ii), at the request of the Agent, cause such securities intermediary, pursuant to an agreement in form and substance satisfactory to the Agent, to agree to comply with entitlement orders or other instructions from the Agent as to such securities or other financial assets, without further consent of the Company or such nominee.

     30.3. Excluded Collateral. Notwithstanding the foregoing provisions of this ss.2, such grant of security interest shall not extend to, and the term "Collateral" shall not include, any chattel paper and general intangibles which are now or hereafter held by the Company as licensee, lessee or otherwise, to the extent that (i) such chattel paper and general



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intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (B) upon any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, thereafter such chattel paper or general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

     30.4. Trademark Agreements. Concurrently herewith the Company is also executing and delivering to the Agent, for the benefit of the Banks and the Agent, the Trademark Agreement pursuant to which the Company is assigning to the Agent, for the benefit of the Banks and the Agent, certain Collateral consisting of trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of the Trademark Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Agreement shall derogate from any of the rights or remedies of the Agent or any of the Banks hereunder. Nor shall anything contained in the Trademark Agreement be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

     30.5. Copyright Memorandum. Concurrently herewith the Company is, in addition, executing and delivering to the Agent, for the benefit of the Banks and the Agent, for recording in the United States Copyright Office (the "Copyright Office") the Copyright Memorandum of Grant of Security Interest in Copyrights. The Company represents and warrants to the Bank that such Copyright Memorandum identifies all now existing material copyrights and other rights in and to all material copyrightable works of the Company, identified, where applicable, by title, author and/or Copyright Office registration number and date. The Company represents and warrants to the Bank that it has registered all material copyrights of the Company with the Copyright Office, as identified in such Copyright Memorandum. The Company covenants, promptly after the Bank's request therefor following the Company's acquisition thereof, to provide to the Bank like identifications of all material copyrights and other rights in and to all material copyrightable works hereafter acquired by the Company and to execute and deliver to the Bank a supplemental Memorandum of Grant of Security Interest in Copyrights modified to reflect such subsequent acquisitions.

     31. Title to Collateral, etc. The Company is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

     32. Continuous Perfection. The Company's place of business or, if more than one, chief executive office is indicated on the Perfection Certificate delivered to the Agent herewith (the "Perfection Certificate"). The Company will not change the same, or the name, identity or corporate structure of the Company in any manner, without providing at least 30 days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to ss.2.2, will be kept at those locations listed on the Perfection Certificate and the Company will not remove the Collateral from such locations, without providing at least 30 days prior written notice to the Agent.

     33. No Liens. Except for the security interest herein granted and liens permitted by the Credit Agreement, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Banks. The Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Banks and the Agent, except for liens permitted by the Credit Agreement.

34. No Transfers. The Company will not sell or offer to sell or otherwise transfer the Collateral or any interest therein except for (a) sales and leases of inventory and licenses of general intangibles in the ordinary course of business; (b) sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices; and (c) the disposition of any Collateral which is permitted to be sold or otherwise disposed of pursuant to the terms of the Distribution Agreement.



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                                 35. Insurance.
                                 --------------

     35.1. Maintenance of Insurance. The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance shall be payable to the Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Banks and the Agent. Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

     35.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $250,000.00, be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed and (ii) in all other circumstances, be held by the Agent as cash collateral for the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company's property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations with the Total Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

     35.3. Notice of Cancellation, etc. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Agent. In the event of failure by the Company to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to the Company. The Company shall furnish the Agent with certificates of insurance, and upon the Bank's reasonable request therefor, and policies evidencing compliance with the foregoing insurance provision.

36. Maintenance of Collateral; Compliance with Law. The Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located, and so long as no Event of Default has occurred and is continuing, during regular business hours, upon reasonable prior notice. The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserve with respect thereto; and provided further that the Company shall pay all such taxes, assessments, chargers, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. Except as previously disclosed to the Bank, the Company has at all times operated, and the Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

         37. Collateral Protection Expenses; Preservation of Collateral.
         ---------------------------------------------------------------

     37.1. Expenses Incurred by Agent. In its discretion, the Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Company agrees to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

     37.2. Agent's Obligations and Duties. Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder. Neither the Agent nor any Bank shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Bank of any payment relating to any of the Collateral, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Bank may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Massachusetts Uniform Commercial Code or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

38. Securities and Deposits. The Agent may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. If an Event of Default shall have occurred and be continuing, whether or not any Obligations are due, the Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Bank to the Company may at any time be applied to or set off against any of the Obligations then due and payable.

39. Notification to Account Debtors and Other Obligors. If a Default or an Event of Default shall have occurred and be continuing, the Company shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of the Company and obligors on instruments for which the Company is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent's agent therefor, and the Agent may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Company as trustee for the Agent, for the benefit of the Banks and the Agent, without commingling the same with other funds of the Company and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

40. Further Assurances. The Company, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may reasonably require more completely to vest in and assure to the Agent and the Banks their respective rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, (ii) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other applicable party referred to in ss.2.3, (iii) obtaining waivers from mortgagees and landlords and (iv) taking all actions required by Sections 8-313 and 8-321 of the Uniform Commercial Code (1990) or Sections 8-106 and 9-115 of the Uniform Commercial Code (1994), as applicable in each relevant jurisdiction, with respect to certificated and uncertificated securities.

                             41. Power of Attorney.
                             ----------------------

     41.1. Appointment and Powers of Agent. The Company hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

          (a) upon the occurrence and during the continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Massachusetts Uniform Commercial Code and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at the Company' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

          (b) to the extent permitted by applicable law, to file such financing statements with respect hereto, with or without the Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in the Company's name such financing statements and amendments thereto and continuation statements which may require the Company's signature.

     41.2. Ratification by Company. To the extent permitted by law, the Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     41.3. No Duty on Agent. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Banks in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

42. Remedies. If an Event of Default shall have occurred and be continuing, the Agent may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Company can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the state(s) of the Company's principal office(s) or at such other locations as the Agent may designate which is reasonably convenient to the Agent and the Company Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to the Company at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the Massachusetts Uniform Commercial Code.

43. No Waiver, etc. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.9.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Agent with the consent of the Majority Banks. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

44. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and of the Agent or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

45. Proceeds of Dispositions; Expenses. The Company shall pay to the Agent on demand any and all expenses, including attorneys' fees and disbursements, reasonably incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Massachusetts Uniform Commercial Code, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.

46. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

47. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in ss.21 of the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

48. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN


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CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE
PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this ss.20.

49. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                     MAPICS, INC.



                                     By: /s/ George A. Chamberlain, 3rd
                                         ---------------------------------
                                         Title:  Chief Financial Officer

Accepted:

BANKBOSTON, N.A.,
  as Agent



By:
   -----------------------------------
   Title:


                          CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS__________________________________________)
                                                                       )  ss.
COUNTY OF SUFFOLK _____________________________________________________)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 4th day of August, 1997, personally appeared ____________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ___________ of MAPICS, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said * acknowledged said instrument to be the free act and deed of said corporation.



                                    ------------------------------
                                    Notary Public
                                    My commission expires: